SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      November 1, 1999


                            Centennial Cellular Corp.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                          0-19603              06-1242753
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


1305 Campus Parkway
Neptune, New Jersey                                                    07753
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (732) 919-1000




          (Former Name or Former Address, if Changed Since Last Report)








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-4 No. 33-80716, which was declared effective on July 24, 1994.

(c)       Exhibits.

          23.1 Consent of Deloitte & Touche LLP, independent auditors




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENTENNIAL CELLULAR CORP.


                                    By: /s/ Peter W. Chehayl
                                    Name:   Peter W. Chehayl
                                    Title:  Senior Vice President, Treasurer and
                                            Chief Financial Officer

Date: November 1, 1999



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                                  EXHIBIT INDEX

   Exhibit
   No.          DESCRIPTION

   23.1         Consent of Deloitte & Touche LLP, independent auditors




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